Exhibit 10.7

SEVENTH AMENDMENT TO
AMENDED & RESTATED PARTNERSHIP AGREEMENT

          THIS SEVENTH AMENDMENT (the “Seventh Amendment”), dated as of December 12, 2006, to the Amended and Restated Partnership Agreement, dated as of March 22, 1999, as amended by the First Amendment dated as of November 15, 1999, the Second Amendment dated as of November 18, 1999, the Third Amendment dated as of May 1, 2003, the Fourth Amendment dated January 27, 2004, the Fifth Amendment dated as of February 15, 2005 and the Sixth Amendment dated as of August 8, 2005 (collectively, the “Partnership Agreement”), of ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Partnership”). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

BACKGROUND

          The Partnership is a party to a certain agreement of contribution dated as of January 27, 2004 (the “First Contribution Agreement”) pursuant to which the Partnership issued to Klaff Realty, LP (“Klaff LP”) 4,000 Preferred Series B limited partnership units in the Partnership (the “Preferred Units”).

          The Partnership is also party to a certain agreement of contribution dated as of February 15, 2005 (the “Second Contribution Agreement”) pursuant to which the Partnership issued to Klaff LP 250,000 common units of limited partnership interests in the Partnership (the “Common Units”).

          Klaff LP has advised the Partnership that it wishes to transfer the Preferred Units and the Common Units to its constituent partners, Klaff Realty, Limited and the HMK Trust (“Permitted Transferees”) in the amount of 5% and 95%, respectively, to which the Partnership is agreeable.

          The General Partner, pursuant to the exercise of such authority and in accordance with Section 12(C) of the Partnership Agreement, has determined to execute this Seventh Amendment to the Partnership Agreement to evidence the transfer of previously issued Partnership Interests and the admission of the other signatories hereto (the “Contributors”) as Limited Partners of the Partnership.

          NOW, THEREFORE, the parties hereto, for good and sufficient consideration and intending to be legally bound, hereby amend the Partnership Agreement as follows:

          1. Annex “A” of the Partnership Agreement is hereby deemed amended and restated to reflect the admission as Limited Partners on the date hereof of the Contributors whose authorized signatures appear on the signature page hereto and which shall have 200 and 3,800 Preferred Units, respectively, and 12,500 and 237,500 Common Units, respectively. Annex “B” of the Partnership Agreement is hereby deemed amended and restated to reflect the Capital Contributions made by the Contributors.

          2. The Preferred Units issued hereby shall have the rights, preferences, privileges and designations set forth in the Certificate of Designation of Series B Preferred Operating Partnership Units which are hereby incorporated into the Partnership Agreement.

          3. By execution of this Seventh Amendment to the Partnership Agreement, the Contributors agree to be bound by each and every term of the Partnership Agreement as amended hereby from and after the date hereof.

          4. This Seventh Amendment may be executed in counterparts, each of which shall constitute an original, but all together shall constitute one and the same document.

          5. Except as expressly set forth in this Seventh Amendment, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

          IN WITNESS WHEREOF, this Seventh Amendment to the Partnership Agreement is executed and delivered as of the date first written above.

ACADIA REALTY TRUST

	By:	/s/ Robert Masters

Robert Masters, Senior Vice President

ACADIA REALTY LIMITED PARTNERSHIP

	By:	Acadia Realty Trust, its General Partner

	By:	/s/ Robert Masters

Robert Masters, Senior Vice President

CONTRIBUTORS:
UNITS:
KLAFF REALTY, LIMITED
Preferred: 200
Common: 12,500	By:	/s/ Hersch M. Klaff

Hersch M. Klaff, President

UNITS:	HMK TRUST

Preferred: 3,800	By:	/s/ Avril Klaff
Common: 237,500
Avril Klaff, Trustee